UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Air Products and Chemicals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 4, 2024, Air Products and Chemicals, Inc. (the “Company”) issued the following press release:

Air Products and Chemicals, Inc.

1940 Air Products Boulevard, Allentown, PA 18106-5500

www.airproducts.com

Air Products Highlights Successful Track Record of Delivering Significant Shareholder Value Through

Disciplined Execution of Two-Pillar Growth Strategy

Files Definitive Proxy Statement and Issues Letter to Shareholders

Urges Shareholders to Vote “FOR” ONLY Air Products’ Nominees on the WHITE Proxy Card

Launches voteairproducts.com for Additional Shareholder Information

LEHIGH VALLEY, PA, December 4, 2024 – Air Products (NYSE:APD) today announced that it has filed its definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (“SEC”) in connection with its upcoming 2025 Annual Meeting of Shareholders (the “Annual Meeting”), which will be held at 8:30 a.m. U.S. Eastern Time on January 23, 2025. All Air Products shareholders of record as of the close of business on November 27, 2024 will be entitled to vote at the Annual Meeting. Shareholders should visit voteairproducts.com for additional information on voting.

In conjunction with the filing of the definitive proxy statement, Air Products’ Board of Directors issued a letter to shareholders, which highlights critical information for shareholders to consider ahead of the Annual Meeting, including:

•

Air Products is the most profitable industrial gas business in the world. Today our core industrial gas business is producing all-time high, industry-leading adjusted EBITDA margins and driving EPS growth. We are continuing to grow our core industrial gas business—with more than 50 percent of total capital investment in the last four years in the core industrial gas business—while capitalizing on the clean hydrogen market.

•

Air Products’ first-mover advantage in clean hydrogen is producing results. The scale of the shareholder value creation opportunity in clean hydrogen is significant, with an estimated total market revenue opportunity of more than $600 billion by 2030 and over $1.0 trillion by 2050, according to studies from Deloitte[1]. The Company is seeing significant demand in the immediate term – as evidenced by our recently announced 15-year contract to supply TotalEnergies with 70,000 tons of green hydrogen annually beginning in 2030.

•

Air Products continues to prudently allocate capital and effectively return capital to shareholders. Our prudent approach to capital allocation has allowed us to take steps to de-risk the hydrogen business and invest in new projects that we believe will meet or exceed internal return targets, while increasing our dividend per share by a 9% CAGR under the leadership of our CEO, Mr. Ghasemi. As our capital expenditure moderates, we expect to increase our return of capital to shareholders, including through dividend increases, share repurchases, or other means.

•

The Board is conducting a thoughtful search for a potential CEO successor. In August, Air Products announced that it is conducting a search for a President to serve as a qualified CEO successor to Mr. Ghasemi. To ensure the new President is set up for success, he or she will sit on the Company’s Board. The Company is on track to announce the President and related timelines for CEO succession no later than March 31, 2025.

[1]	Deloitte 2023 Global Green Hydrogen Outlook.

•

The Air Products Board is already meaningfully refreshed, independent, and well-suited to its oversight responsibilities. As of the Annual Meeting, six of nine directors will have been appointed in the last five years, including two new director nominees, Bhavesh V. “Bob” Patel and Alfred Stern, who bring significant experience leading and overseeing public companies.

•

Mantle Ridge’s demand to dictate the composition of the Board and senior management would be destabilizing and value destructive. Mantle Ridge is attempting to unilaterally seize full control of Air Products without paying a control premium, with no new ideas and with a level of representation that is incongruent with its ownership stake. Mantle’s Ridge’s demands have provided no basis for engagement.

The full text of the letter to shareholders follows:

VOTE “FOR” ONLY AIR PRODUCTS’ HIGHLY QUALIFIED DIRECTOR NOMINEES

ON THE WHITE PROXY CARD

December 4, 2024

Dear Fellow Shareholder,

At the upcoming 2025 Annual Meeting, you have an important choice to make regarding the future of your investment. Our Board of Directors and management team are executing on a two-pillar growth strategy to grow our core industrial gas business while capitalizing on our first-mover advantage in the clean hydrogen market. We believe this strategy will maximize value for shareholders as the global economy continues to adopt lower carbon sources of energy. Our long-term disciplined approach to capital allocation and investing in new projects is already proving successful.

On the other hand, Mantle Ridge is attempting to seize full control of the Company and halt our momentum without a well-thought-out plan. With just an approximately 1.8% stake2 in Air Products, Mantle Ridge is seeking to replace all of the directors on our Board with its own substandard nominees and follow through with its stated intention to replace our CEO and senior management team. This is despite the fact that Air Products is de-risking our clean hydrogen business, successfully reducing capital outlay, meaningfully refreshing our Board and working to name a successor to Seifi Ghasemi no later than March 31, 2025. We should be full steam ahead with our clearly articulated plan to drive long-term shareholder value, not pursuing Mantle Ridge’s agenda for its own short-term gain at the expense of the interests of other shareholders.

We strongly recommend that you vote your shares “FOR” ONLY Air Products’ slate of director nominees – Tonit M. Calaway, Charles Cogut, Lisa A. Davis, Seifollah Ghasemi, Jessica Trocchi Graziano, Edward L. Monser, Bhavesh V. Patel, Wayne T. Smith and Alfred Stern – on the Company’s WHITE proxy card.

MANTLE RIDGE THREATENS OUR ABILITY TO DELIVER SIGNIFICANT

AND SUSTAINABLE SHAREHOLDER VALUE

Ten years ago, our Chief Executive Officer, Seifi Ghasemi, with the oversight and support of the Board of Directors, began a process to transform Air Products into the safest and most profitable industrial gas company in the world. As a result, under Mr. Ghasemi’s tenure, Air Products has:

•	improved adjusted EBITDA margins by nearly 2,000 basis points;

•	grown adjusted EPS at an 11% CAGR;

[2]	Source: Air Products Definitive Proxy Statement.

•	demonstrated stable and resilient execution – growing adjusted EPS each year over the last decade, including in 2020 during the COVID-19 pandemic; and

•	delivered 9% CAGR in dividends per share over the last decade.

Our stock is trading near our all-time high.3

Following this success in traditional hydrogen, Air Products is applying our same first-mover strategy – and leveraging our considerable resources and more than 65 years of expertise – to lead the clean hydrogen market. We are doing so without compromising our core business or results. Our adjusted EPS increased 13% from the fiscal fourth quarter of 2023, and adjusted EBITDA was up 12% from the fiscal fourth quarter of 2023. We expect our ongoing business, which excludes the recently sold LNG business, to deliver adjusted earnings per share of $12.70 to $13.00, demonstrating an improvement of 6% to 9%. We are proud of our performance and, as evidenced by our fiscal year 2025 outlook, we expect continued strong performance.

CORE INDUSTRIAL GAS BUSINESS

•	Adjusted EPS growth and industry-leading adjusted EBITDA margin

•	Take-or-pay and cost pass-through underpin on-site business stability

•	Strong cash generation fuels strategic capital expenditures and continued dividend increases

•	Focus remains on delivering proven reliability, significant efficiency and productivity benefits for our global customers

CLEAN HYDROGEN BUSINESS

•	Meaningful first-mover advantage in a significant growth market

•	Based on traditional on-site business model pioneered by Air Products

•	Projects anticipated to be at or above traditional industrial gas returns; pursuing strategic partnership to offset capex deployment

•	Demand already high and growing, driven by global decarbonization requirements

•	Disciplined capital allocation to de-risk business

AIR PRODUCTS IS IDEALLY POSITIONED TO CAPTURE

OPPORTUNITIES IN CLEAN HYDROGEN

Pursuing clean hydrogen is a natural extension of Air Products’ core industrial gas business, and the scale of the opportunity to deliver sustainable value to our shareholders is immense. Experts have estimated the total market revenue opportunity at more than $600 billion by 2030 and over $1 trillion by 2050.4

Air Products only needs to capture a small amount of the available market to generate substantial value. Clean hydrogen demand is already high and expected to grow significantly in the near- and medium-term. European Union legislation has accelerated the need for sustainable hydrogen and has imposed near-term timeline targets, especially in the transport, industrial, maritime and aviation sectors. Asia’s push to decarbonize its power sector is fueling major demand for blue hydrogen. Dozens of ships are already on order or under construction that will run on clean or decarbonized ammonia.

The clean hydrogen market is rewarding Air Products for being a first-mover. We are able to secure prime locations in the world for producing clean hydrogen, leverage over 65 years of experience and intellectual property across our clean hydrogen projects and negotiate very favorable off-take agreements. The NEOM green hydrogen project, which Air Products is developing alongside its partners, is a clear example of our strategy and our de-risking work in action.

[3]	All-time intraday high of $337.00 was on December 3, 2024.
[4]	Source: Deloitte 2023 Global Green Hydrogen Outlook.

•	Air Products is the primary EPC contractor and system integrator and the exclusive off-taker of the green hydrogen produced in the form of green ammonia at the facility.

•	Construction is approximately 70% complete and we are on track to bring this facility on stream at the end of 2026.

•

In June 2024, we announced our 15-year contract to supply 70,000 tons of green hydrogen annually to TotalEnergies starting in 2030. About 35% of the total production from the facility has now been contracted on a take-or-pay basis, and negotiations are underway for additional off-take, the amount of which would exceed the expected initial production of the facility.

•	Air Products is investing less than 10% of the total project cost — significantly less than original projections and illustrative of our ability to execute highly successful project financing.

Following the announcement of the agreement with TotalEnergies, 86% of sell-side analysts raised their price targets, recognizing the value of the contract and signaling increased confidence in our hydrogen strategy and de-risking efforts. Here is what they have been saying:5

•

“We think the Total contract signing re-values Air Products upward. Air Products’ NEOM project is meaningfully de-risked by the signing – though the plant still has to be constructed on time and on budget… it may be the case that Air Products trades at parity or even at a premium valuation to Linde over time, should Air Products successfully contract its NEOM and Louisiana volumes” - J.P. Morgan (6/7/24)

•

“With the signing of a 15-year green hydrogen contract with TotalEnergies, Air Products has achieved a significant milestone in its energy transition strategy. We believe the signing of this large green hydrogen contract with a leading energy company is an important step in validating Air Products energy transition strategy…Air Products has addressed investors primary concern in relation to the company’s $15B hydrogen / energy transition backlog”- Deutsche Bank (6/9/24)

AIR PRODUCTS IS EXECUTING A DISCIPLINED AND

EFFECTIVE CAPITAL ALLOCATION STRATEGY TO DE-RISK THE HYDROGEN BUSINESS

The Board, in collaboration with the management team, maintains a disciplined capital allocation approach, supported by the strong cash flow generation driven by our industrial gases business, a robust backlog and a conservative balance sheet. In addition, we are pursuing creative partnerships in an effort to offset the size of capex deployment, like we did for NEOM.

The Board provides close oversight of capital allocation with a focus on maximizing sustainable, long-term shareholder value. Our approach is to invest in new projects that we believe will meet or exceed internal return targets. Looking ahead, we will continue evaluating alternative funding opportunities to reduce capital outlay and expect meaningful declines in net debt-to-adjusted EBITDA ratio and positive net cash starting in full year 2027 or before.

The Board is committed to returning capital to shareholders, as evidenced by over 40 years of dividends, and a 9% CAGR in dividend per share under Mr. Ghasemi. As our capital expenditure moderates, we expect to increase our return of capital to shareholders, including through dividend increases, share repurchases or other means.

Mantle Ridge has stated that Air Products needs to adjust its capital allocation strategy and de-risk its hydrogen projects. However, Mantle Ridge ignores the fact that we have been doing so – in line with our proven contracting strategy – and prior to any knowledge of activist involvement in the Company. On our Q3 earnings call on August 1, 2024, we announced that the World Energy SAF Facility is being put on hold as we await permits. On our Q4 earnings call on November 7, 2024, we announced that the Texas Green Hydrogen JV was no longer being pursued because it no longer met our established guidelines for new, low-carbon projects. In addition, we reiterated the pursuit of our strategy in a prudent manner, only approving new projects after securing anchor customers and securing off-take commitments for at least 75% of the output of our existing clean hydrogen projects. We continue to evaluate our other projects, including Louisiana and potential equity partnerships and project financing, while actively engaging potential customers for new off-take agreements.

[5]	Permission to use quotes was neither sought nor obtained.

THE AIR PRODUCTS BOARD HAS REFRESHED ITS COMPOSITION AND IS CONDUCTING A

THOUGHTFUL SUCCESSION PLANNING PROCESS

The Air Products Board has the skills, experience and expertise to oversee the successful execution of Air Products’ two-pillar strategy, hold management accountable to its goals and commitments to shareholders and drive value creation. Specifically, the Board possesses executive and public company board expertise, as well as deep expertise in the industrial sector, complex cross-border organizations, managing large-scale growth projects, the energy transition, financial management and corporate governance, all of which are essential for leading the Company forward.

THE BOARD HAS ALREADY UNDERGONE A ROBUST REFRESHMENT

The Board is committed to regular refreshment to ensure new, fresh and independent perspectives are represented. To this end, as of the Annual Meeting, six of nine directors will have been appointed in the last five years. The two new director nominees that Air Products is putting forward, Bhavesh V. (“Bob”) Patel and Alfred Stern, bring significant experience leading and overseeing public companies. Each has a stellar record growing major industrial companies internationally and capitalizing on clean energy and sustainability opportunities.

•

Mr. Patel is the former CEO of W.R. Grace and LyondellBasell and former President of Standard Industries. He brings 35 years of global chemicals and materials industry experience in senior manufacturing, commercial, and management roles, and on public company boards, with extensive experience leading large global company transformations.

•

Mr. Stern is the CEO and Executive Board Chairman of the OMV Group, Supervisory Board Chairman of OMV Petrom and former CEO of Borealis. He has 29 years of proven experience in leading and transforming global energy and chemicals companies and leading international multi-billion-dollar projects.

AIR PRODUCTS HAS STRONG MANAGEMENT LEADERSHIP AND A SUCCESSION PLANNING PROCESS

UNDERWAY TO ASSURE FUTURE CAPABILITY

The Board is confident Mr. Ghasemi is the right leader for the current moment, as demonstrated by his track record of transforming Air Products into the most profitable industrial gas company in the world based on adjusted EBITDA margin, and the fact that we are at an important point in the ongoing execution of our clean hydrogen strategy.

Notably, Mantle Ridge seems to agree in its private correspondence. In its letter to the Air Products Board dated October 4, 2024, Mantle Ridge wrote:6

“We are so grateful for and proud of our history with the Company and with Seifi. We have admired with greatest satisfaction the Company’s many important achievements under Seifi’s leadership, and under the stewardship of the Board. We have a deep admiration and personal regard and affection for Seifi.”

This view of Mr. Ghasemi’s capabilities is echoed by industry experts, who note:7

“…if APD can generate the growth it has promised with its clean hydrogen strategy, growth tends to get rewarded over time, which should boost shareholder value. We believe APD has been very clear and consistent in its strategy as noted above, and are skeptical that “activism” will make a difference near term.” - Wells Fargo (10/10/24)

[6]	Permission to use quote was neither sought nor obtained.
[7]	Permission to use quote was neither sought nor obtained.

The Board also recognizes that succession planning is one of our most important roles, and an ongoing process based on the needs of the Company. Led by the Management Development and Compensation Committee, the Board annually reviews executive development and succession planning to ensure the Company has a strong bench of talented leaders to drive the business forward.

On August 1, 2024, Air Products announced that it was conducting a search for a President to serve as a qualified CEO successor to Mr. Ghasemi. This Board-driven process is being led by our Lead Independent Director, whom Mantle Ridge described in its communications to the Company as “the kind of truly independent, high-integrity and shareholder-oriented director nominee[ ] that we think can best serve shareholders”.8

To ensure the new President is set up for success, he or she will also immediately sit on the Company’s Board. The Board is in advanced stages of recruiting a candidate of superior caliber and experience: someone well known to investors and a current or former public company CEO with significant international experience and relationships. Already, several highly qualified candidates have been identified and are involved in the process. The Board expects to announce the Company’s new President and related timelines for CEO succession no later than March 31, 2025.

WHOLESALE CHANGE OF THE BOARD TO SERVE THE SHORT-TERM INTERESTS OF ONE SHAREHOLDER IS UNNECESSARY, DESTABILIZING AND WOULD BE HARMFUL TO SHAREHOLDERS. MANTLE RIDGE’S DEMANDS TO UNILATERALLY DICTATE THE COMPOSITION OF THE BOARD AND SENIOR MANAGEMENT PROVIDED NO BASIS FOR ADDITIONAL ENGAGEMENT

Mantle Ridge’s campaign is nothing less than an attempt to unilaterally seize full control of Air Products without paying a control premium, and with a level of representation that is entirely incongruent with its ownership stake. We believe they are pursuing their own limited, short-term gain, at the expense of other shareholders.

The Board is open to engaging with shareholders and regularly speaks with them to hear their views and perspectives. In the case of Mantle Ridge, in its first meeting with the Board, which came less than a week after we first learned of their investment, Mantle Ridge focused the discussion on taking control of the Board, and on replacing a majority of the management team, including effectively firing Mr. Ghasemi in the very near-term. Whereas the Air Products Board is focused on a well-planned and properly executed succession to ensure a smooth transition, Mantle Ridge’s approach would create serious risk and instability.

This is a playbook that Mantle Ridge has run in each of its three activist campaigns since its founding, and in each case forced major changes, including replacing the CEOs, but failed to create long-term value relative to the S&P 500.

•

For example, at Dollar Tree, Inc., Mantle Ridge demanded that the Company reconstitute the Board and insert its handpicked executive as the new CEO. In less than two years, that CEO resigned, and the total shareholder return fell by approximately 55%, while the S&P 500 increased over 42% during the same period.

•

Similarly, in its engagement at CSX Corporation, Mantle Ridge placed a CEO candidate at CSX who was known to be unwell, and ultimately unable to fulfill the duties of the position – serving only nine months in the role. Nonetheless, CSX shareholders funded the CEO’s obligation to reimburse Mantle Ridge for compensation and benefits totaling $84 million,[9] which he chose to forego at Canadian Pacific. Ultimately, the company has underperformed the S&P 500 by over 48% during Mantle Ridge Founder and CEO Paul Hilal’s time on the CSX board thus far.

Mantle Ridge’s campaign to seize control of Air Products should concern every Air Products shareholder. In suggesting a fundamental change of a growth strategy that is in motion and being executed as planned, while also implementing a wholesale turnover of the management team, they are demonstrating a reckless desire for short-term gain at the expense of other shareholders. Mantle Ridge’s pattern of behavior, which is highlighted in greater detail below, left no basis for reasonable or constructive engagement. Here are the facts:

[8]	Permission to use quote was neither sought nor obtained.
[9]	Source: Publicly available CSX filings.

•

Mr. Hilal has already played a significant role in the appointment of three Air Products directors in his capacity as a Partner at Pershing Square Capital Management: Seifi Ghasemi, who subsequently became the Company’s Chairman, President and CEO in July 2014, Edward Monser, the Company’s current Lead Director, and Matthew Paull, a current director of the Company and Chair of Audit and Finance Committee of the Board (who is retiring and therefore not standing for reelection this year).

•

Within minutes of Mantle Ridge’s first overture to the Board on October 4, 2024 – which included an explicit request for confidentiality – The Wall Street Journal reported that, “according to people familiar with the matter”, Mantle Ridge had accumulated a stake in the Company worth more than $1 billion and planned to “push [Company] executives on succession planning…as well as on improvements to the company’s strategy and capital allocation.”[10] Notably, Mantle Ridge appeared ill-prepared to nominate directors, let alone a full slate, as evidenced by their request for a three week extension of the Company’s well-established nomination deadline to November 15, 2024.

•

On October 9, 2024, independent directors of the Board met with representatives of Mantle Ridge in person for approximately four hours. Mantle Ridge once again came ill-prepared, with no presentation or written articulation of their criticisms. But their verbal remarks were focused on fundamentally changing the Company’s strategy, immediately replacing and thus effectively firing the Company’s CEO, reconstituting the full management team and placing enough new directors on the Board to constitute a majority.

•

In the same conversation, Mantle Ridge stated that while they would allow the Board to speak with Mantle Ridge’s candidates, the Board would not have the ability to refuse to accept those candidates under any circumstance. The Company has substantive concerns about the relationships between certain of Mantle Ridge’s nominees and Mr. Hilal, which would preclude them from acting independently of each other and in the interest of all shareholders.

•

Specifically, five of the nine Mantle Ridge candidates, including Mr. Hilal, have served as nominees of activists in proxy contests, two have served as nominees in proxy contests with Mantle Ridge and Pershing Square during Mr. Hilal’s tenure there, two have consulting agreements with Mantle Ridge and many of Mantle Ridge’s candidates have significant overlap at previous companies.

DON’T JEOPARDIZE THE VALUE OF YOUR AIR PRODUCTS INVESTMENT. VOTE FOR THE ELECTION OF ALL OF THE COMPANY’S NINE NOMINEES ON THE WHITE PROXY CARD

In casting your vote, we urge shareholders to consider the following:

•

Air Products is the most profitable industrial gas business in the world. Our core industrial gas business is producing industry-leading adjusted EBITDA margins – that just recently achieved all-time highs – and is driving adjusted EPS growth. This is thanks to Air Products’ more than 65 years of experience in end-to-end hydrogen supply, the leadership of our management team and the strategic investment decisions we have made to gain first-mover advantage.

[10]	Permission to use quote was neither sought nor obtained.

•

The advantages of being a first-mover in clean hydrogen are materializing. The total market revenue opportunity of clean hydrogen is expected to be worth more than $600 billion by 2030 and over $1 trillion by 2050.[11] Air Products only needs to capture a small amount of the available market to generate significant value. The two projects we have currently underway reflect a small portion of the demand we are seeing. Our experience and resources give us an edge in capturing this opportunity, and our strategy has already delivered a significant clean hydrogen off-take contract in our 15-year agreement to supply 70,000 tons of clean hydrogen to TotalEnergies. Additionally, our relationships are also progressing on other take-or-pay contracts that will fully load NEOM in the near term.

•

We are successfully de-risking clean hydrogen projects. We expect that these projects will deliver returns at or above traditional industrial gas business levels. We will not make any final investment decisions on new projects until our current facilities are at least 75% loaded with contracts and will not pursue a new project until we are able to contract with an anchor off-take customer consistent with our traditional onsite business model.

•

We continue to effectively return capital to shareholders. Air Products’ prudent approach to capital allocation has allowed us to invest strategically to grow the business while continuing to return capital to our investors. We have delivered more than 40 consecutive years of dividend increases, with approximately $1.6 billion of dividend payments in fiscal year 2024. As our capital expenditure moderates, we expect to increase our return of capital to shareholders, including through dividend increases, share repurchases or other means.

•

Mantle Ridge is threatening the future of Air Products. Mantle Ridge has stated that the Company needs to undertake an “immediate succession plan” – a.k.a., a termination of Mr. Ghasemi. Not only is this unreasonable given both the Company’s performance under Mr. Ghasemi’s tenure and the ongoing execution of a critical growth strategy – but the Board is undertaking a comprehensive succession process that is already well underway. Shareholders should have concern about Mr. Hilal’s desire to substitute his individual judgement – and prioritize his short-term gain – for the expertise of an experienced and independent Board.

The Board has a fiduciary duty to ALL its shareholders, not to one, or an individual. The Board believes strongly that it is not in the best interests of its shareholders to turn over the Company and its leadership to an individual fund. The Board also, with the support of its leadership advisory firm, considered Mantle Ridge’s slate and unanimously determined that their nominees do not offer an increase in expertise or experience to Air Products’ business relative to Air Products’ nominees.

Accordingly, we strongly recommend that you vote your shares “FOR” ONLY Air Products’ slate of director nominees. Please discard any blue proxy card you may receive from Mantle Ridge.

Thank you for your continued support.

Sincerely,

The Air Products Board of Directors

For more information regarding our Board nominees and strategy, please visit: www.voteairproducts.com.

YOUR VOTE IS IMPORTANT. Whether or not you plan to virtually attend the Annual Meeting, please take a few minutes now to vote by Internet or by telephone by following the instructions on the WHITE proxy card, or to sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. Regardless of the number of Company shares you own, your presence by proxy is helpful to establish a quorum and your vote is important.

[11]	Source: Deloitte 2023 Global Green Hydrogen Outlook.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” AIR PRODUCTS’ NINE NOMINEES

AND PROPOSALS ON THE ENCLOSED WHITE PROXY CARD.

If you have any questions or require any assistance with voting your shares,

please call the Company’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Shareholders: 1 (877) 750-0537 (toll-free from the U.S. and Canada)

or +1 (412) 232-3651 (from other countries)

About Air Products

Air Products (NYSE:APD) is a world-leading industrial gases company in operation for over 80 years focused on serving energy, environmental, and emerging markets and generating a cleaner future. The Company supplies essential industrial gases, related equipment and applications expertise to customers in dozens of industries, including refining, chemicals, metals, electronics, manufacturing, medical and food. As the leading global supplier of hydrogen, Air Products also develops, engineers, builds, owns and operates some of the world’s largest clean hydrogen projects, supporting the transition to low- and zero-carbon energy in the industrial and heavy-duty transportation sectors. Through its sale of equipment businesses, the Company also provides turbomachinery, membrane systems and cryogenic containers globally.

Air Products had fiscal 2024 sales of $12.1 billion from operations in approximately 50 countries and has a current market capitalization of over $65 billion. Approximately 23,000 passionate, talented and committed employees from diverse backgrounds are driven by Air Products’ higher purpose to create innovative solutions that benefit the environment, enhance sustainability and reimagine what’s possible to address the challenges facing customers, communities, and the world. For more information, visit www.airproducts.com or follow us on LinkedIn, X, Facebook or Instagram.

Non-GAAP Financial Measures

This communication contains certain financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). We have posted to our website, in the relevant Earnings Release section, reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. Management believes these non-GAAP financial measures provide investors, potential investors, securities analysts, and others with useful information to evaluate our business because such measures, when viewed together with our GAAP disclosures, provide a more complete understanding of the factors and trends affecting our business. The non-GAAP financial measures supplement our GAAP disclosures and are not meant to be considered in isolation or as a substitute for the most directly comparable measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

Forward-Looking Statements

This communication contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this communication and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based.

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Media Inquiries:

Katie McDonald, tel: (610) 481-3673; email: mcdonace@airproducts.com

Investor Inquiries:

Eric Guter, tel: (610) 481-1872; email: guterej@airproducts.com

Mun Shieh, tel: (610) 481-2951; shiehmh@airproducts.com

Also on December 4, 2024, the Company uploaded the following note to its employees to its intranet site:

Also on December 4, 2024, the Company made the following posts on social media:

Also, on December 4, the Company launched the following website, www.voteairproducts.com, to communicate with stockholders of the Company, screenshots and materials reproduced in the following:

Home Our Board Strategy Investor Resources What Others Are Saying HOWTO VOTE Vote “FOR” Only Air Products Director Nominees on the White Proxy Card today Your vote at Air Products’ upcoming Annual Meeting of Shareholders on January 23, 2025 is critical and more important than ever this year. Although Air Products is required to include all nominees for election on its universal proxy card, Air Products does not endorse any of the Mantle Ridge nominees or Mantle Ridge’s proposal to amend the Bylaws (the “Bylaw Proposal”) and recommends shareholders vote “FOR” only each of the Air Products’ director nominees recommended by your Board: Tonit M. Calaway, Charles (“Casey”) Cogut, Lisa A. Davis, Seifollah (“Seifi”) Ghasemi, Jessica Trocchi Graziano, Edward L. Monser, Bhavesh V. (“Bob”) Patel, Wayne T. Smith, and Alfred Stern Vote “AGAINST” the Bylaw Proposal using the WHITE proxy card or WHITE voting instruction form. Guided by our experienced Board of Directors and management team, Air Products is executing a two-pillar growth strategy to continue profitably growing our core industrial gas business while capitalizing on our first-mover advantage in the clean hydrogen market, which we believe will produce tremendous value for our shareholders over the longterm. We continue to take a disciplined approach to capital allocation and are conducting a thoughtful succession planning process to identify a President to serve as a qualified successor to Mr. Ghasemi - a process driven by our Lead Independent Director and with the support of the full Board and an executive search firm.

We are delivering on our strategy Air Products’ higher purpose is to bring people together to collaborate and innovate solutions to the world’s most pressing energy and environmental challenges. This drives our pursuit of sustainable, long-term growth opportunities to deliver value to our shareholders, customers, and employees, as well as to communities around the world where we have operations Our growth strategy is focused on creating shareholder value. Our core industrial gas business continues to achieve industry-leading profitability. At the same time, Air Products is acting as a first mover to deliver clean hydrogen at scale. Key highlights Delivering continued industry-leading profitability Delivering 40+ Consecutive Years of Dividend Increases Adjusted EBITDA Margin Improved -2,000 basis point since FY2014 Dividend History $1.6 billion of dividend payments to shareholders expected in 2024

Strength in our leadership We are governed by a highly experienced and qualified Board. With the Board’s commitment to ongoing refreshment, we recently announced plans to nominate Bhavesh V. “Bob” Patel and Alfred Stern for election to the Board at the Company’s 2025 Annual Meeting. Following these changes, the Board will continue to be comprised of nine Directors, six of whom will have been appointed in the last five years. Regular Board Refreshment As of the annual meeting, six of our nine Directors will have been appointed in the past five years.

Advocacy Support from across our community We’ve seen a meaningful change in Air Products’ risk tolerance on its clean hydrogen projects and commitment to succession planning, which we heard as two significant areas of concern by investors early in 2024... We have long viewed APD’s base business as solid; these actions reinforce our constructive view.’ We rate APD shares Buy with a price target of $348. W term, fueled by large-scale investments in clean hydr advantage through large projects in the US, Canada, S intrinsic value and now have greater confidence that Steve Byrne, CFA Analyst, Bank of America - November 8, 2024 Kevin W. McCarthy, CFA Analyst, Vertical Research Partners - November 8, 2024

Latest News and Resources Air Products Files Definitive Proxy Statement and Issues Letter to Shareholders Air Products’ Board of Directors Issues Open Letter to Shareholders Proxy Statement for 2025 Annual Meeting of Shareholders CAST YOUR VOTE

Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Compan/s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3,2024 in connection with such solicitation of proxies from the Compan/s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airDroducts.com.
Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-k for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements This website may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including, without limitation, information generated by Mantle Ridge LP or its affiliated parties (collectively, the “Dissident Group”). The Company has not assisted in the preparation of any third party information, including, without limitation, information generated by the Dissident Group. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed on this website.

Home Our Board Strategy Investor Resources What Others Are Saying HOW TO VOTE Our Board A diverse group of leaders in their respective fields with leadership and Board experience at major domestic and international companies. Air Products’ Board nominees have substantial experience in key aspects of our business, as well as in the market sectors we serve, and possess extensive experience in functional areas that are important to the execution of their oversight responsibilities. We believe all of our director nominees have personal traits such as candor, integrity, commitment and collegiality that are essential to effective corporate governance. Since 2020, Air Products has significantly refreshed its Board, appointing four new independent Directors, including Lisa A. Davis, Wayne T. Smith, Tonit M. Calaway, and Jessica Trocchi Graziano. We have recently announced plans to nominate Bhavesh V. “Bob” Patel and Alfred Stern for election to the Board at the Company’s 2025 Annual Meeting as part of our commitment to ongoing refreshment. Following these changes, the Board will continue to be comprised of nine Directors, six of whom will have been appointed in the last five years.

Board Qualifications and Skills The Board possesses a broad range of qualifications and skills that facilitate strong oversight of Air Products’ management and strategy. The following matrix identifies the primary skills that the Corporate Governance and Nominating Committee and the Board considered in connection with the nomination of directors.

The Leadership Team Tonit M. Calaway Charles “Casey” Cogut Lisa A. Davis Seifollah (“Seifi”) Ghasemi Jessica Trocchi Graziano Edward L. Monser Bhavesh V. (“Bob”) Patel Wayne T. Smith Alfred Stern

Discover more Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on Decembers, 2024 in connection with such solicitation of proxies from the Companys shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airproducts.com.
Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-Kfor the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements This website may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including, without limitation, information generated by Mantle Ridge LP or its affiliated parties (collectively, the “Dissident Group”). The Company has not assisted in the preparation of any third party information, including, without limitation, information generated by the Dissident Group. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed on this website. This website may contain links to articles and/or videos (collectively, “Media”). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media, unless specifically noted otherwise, do not necessarily represent the opinions of the Company

Tonit M. Calaway Background Tonit M. Calaway has served as the Executive Vice President, Chief Administrative Officer, General Counsel and Secretary of BorgWarner Inc. since October 2020. Qualifications, Attributes, and Key Skills Ms. Calaway brings over 25 years of experience spanning both adjacent industries and leading brands.

Advocacy Support for Tonit from across our community*

Discover More Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2024 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at httDs://investors.airDroducts.com.
Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements

Charles “Casey” Cogut Background Casey Cogut joined Simpson Thacher & Bartlett LLP in 1973 and served as a partner from 1980 to 2012. He was a leading member of the firm’s merger and acquisitions and private equity practices. Qualifications, Attributes, and Key Skills Mr. Cogut spent nearly 40 years at Simpson Thacher & Bartlett LLP where he specialized in domestic, international and cross-border mergers and acquisitions, the representation of special committees of boards of directors, buyouts and other transactions involving private equity firms.

Advocacy Support for Casey from across our community Permission to use quotations neither sought nor obtained Casey is an incredibly talented adviser to boards of directors around the world, and his experience will be invaluable to Williams as we move forward. Alan Armstrong President and CEO of Williams (December 13, 2016) Tonit M. Calaway Lisa A. Davis Seifollah (“Seifi”) Ghasemi

Discover More Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2024 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airDroducts.com.
Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postgs to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements This website may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including, without limitation, information generated by Mantle Ridge LP or its affiliated parties (collectively, the “Dissident Group”). The Company has not assisted in the preparation of any third party information, including, without limitation, information generated by the Dissident Group. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed on this website.

Lisa A. Davis Background Lisa A. Davis served as a member of the Managing Board for Siemens AG with responsibility as CEO for Siemens Gas and Power, which included Power Generation, Power Services, Oil and Gas, Transmission and New Fuels, from August 2014 to February 2020. Qualifications, Attributes, and Key Skills Ms. Davis brings 35 years of experience leading large, multi-faceted international businesses, particularly within the energy and manufacturing industries and with a focus on overseeing and implementing world-scale energy projects.

Advocacy Support for Lisa from across our community We are delighted to have Lisa join the Kosmos board of directors. She has an impressive record of achievement across the breadth of the energy industry. As Kosmos develops its vast natural gas resources offshore Mauritania and Senegal and looks to grow its natural gas portfolio, I am confident she will bring new ideas to our discussions.* Andrew G. Inglis

Discover more Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2024 in connection with such solicitation of proxies from the Compan/s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Compan/s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Compan/s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Compan/s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Compan/s website at httDs://investors.airproducts.com.
Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements

Seifollah (“Seifi”) Ghasemi Background Seifi Ghasemi became Chairman, President and Chief Executive Officer of the Company in July 2014. In this role, he is focused on setting and executing the strategy and policies of the Company, developing leadership and meeting shareholder commitments. Qualifications, Attributes, and Key Skills Mr. Ghasemi brings to the Board strong leadership and extensive management and operating experience, including deep experience in the industrial gases and specialty chemicals industries, and a robust understanding of key end markets for the Company.

Advocacy Support for Seifi from across our community Tonit M. Calaway Charles “Casey” Cogut Lisa A. Davis

Discover more Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2024 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airDroducts.com.
Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements

Jessica Trocchi Graziano Background Jessica Trocchi Graziano has served as Senior Vice President and Chief Financial Officer of United States Steel Corporation since August 2022. Qualifications, Attributes, and Key Skills Ms. Graziano’s nearly 25 years of experience in leading financial operations and proven track record of strong results is invaluable to the Board in its goal of creating long-term value for shareholders.

Advocacy Support for Jessica from across our community Tonit M. Calaway Charles “Casey” Cogut Lisa A. Davis

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Disclaimer

This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security.

This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company.

Important Additional Information

The Company and certain of its directors and executive officers are deemed to be "participants" (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company's shareholders in connection with the Company's 2025 Annual Meeting of Shareholders (the "Annual Meeting"). The Company filed its definitive proxy statement (the "Definitive Proxy Statement") and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the "SEC") on December 3, 2024 in connection with such solicitation of proxies from the Company's shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company's securities and can be found in the appendix titled "Supplemental Information Regarding Participants in the Solicitation" of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company's securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company's website available here or through the SEC's website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Company's website at https://investors.airproducts.com.

Cautionary Statement

The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded.

This website contains "forward-looking statements" within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based.

Testimonials, Other Quotations and Third-Party Statements

This website may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including, without limitation, information generated by Mantle Ridge LP or its affiliated parties (collectively, the "Dissident Group"). The Company has not assisted in the preparation of any third party information, including, without limitation, information generated by the Dissident Group. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed on this website.

This website may contain links to articles and/or videos (collectively, "Media"). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media, unless specifically noted otherwise, do not necessarily represent the opinions of the Company.

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Edward L. Monser Background Edward L. Monser was the President of Emerson Electric Co., a global industrial controls products company, from 2010 until his retirement in 2018. Qualifications, Attributes, and Key Skills Mr. Monser has more than 30 years of experience leading global engineering organizations through strategic change, guiding Emerson’s footprint expansion and push to strengthen its global position.

Advocacy Support for Ed from across our communityTonit M. Calaway Charles “Casey” Cogut Lisa A. Davis

Discover more Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2024 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airDroducts.com. Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements

(“Bob”) Patel Background Bob Patel is the former President of Standard Industries, a global industrial conglomerate with extensive holdings in industrial manufacturing, chemicals and performance materials. He was elevated to the role in April 2023 from a Standard Industries subsidiary, W.R. Grace, a chemical and materials company, which he joined as CEO in January 2022. Qualifications, Attributes, and Key Skills With nearly 35 years of global chemical industry experience in manufacturing, commercial and management roles, including leading complex global organizations such as Chevron Phillips Chemical Co, LyondellBasell and W.R. Grace, Mr. Patel has significant expertise driving successful transformations and shareholder value creation through organic growth, M&A and large-scale restructuring.

Advocacy Support for Bob from across our community Tonit M. Calaway Charles “Casey” Cogut Lisa A. Davis

Discover more Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2024 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airDroducts.com. Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements

Wayne T. Smith Background Wayne T. Smith is the retired Chairman and Chief Executive Officer of BASF Corporation, where he served in this role from May 2015 through May 2021. He was also a member of the Board of Management Directors of the parent company, BASF SE, from 2012 through May 2021. He joined the company in 2004. Qualifications, Attributes, and Key Skills Mr. Smith brings 35 years of senior management experience in the industrial gases and chemicals industries, including extensive industrial gases leadership and operational experience.

Advocacy Support for Wayne from across our community Tonit M. Calaway Charles “Casey” Cogut Lisa A. Davis

Discover more Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2024 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airDroducts.com. Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements

Alfred Stern Background Alfred Stern is the Chairman of the Executive Board and Chief Executive Officer of OMV Aktiengesellschaft (the “OMV Group”), an integrated chemicals and energy company and the majority owner of OMV Petrom. He joined the company in April 2021 as a Board Member for the Chemicals & Materials segment and became Board Chairman and CEO in September 2021. He is responsible for implementing the company’s transformation from an integrated oil, gas and chemicals company to an integrated sustainable chemicals, fuels and energy company. Qualifications, Attributes, and Key Skills Mr. Stern brings more than 30 years of international experience leading energy, refinery and chemical industry initiatives in Europe, the U.S., and Middle East and Asia, spanning research and development, sales and marketing and operations/quality and business management.

Advocacy Support for Alfred from across our community Tonit M. Calaway Charles “Casey” Cogut Lisa A. Davis

Discover more Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2024 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airDroducts.com. Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements

Strategy PRODUCTS HOW TO VOTE fl Strategy Home Our Board Strategy Investor Resources What Others Are Saying Our goal is to be the safest, most diverse, and most profitable industrial gas company in the world, while providing excellent service to our customers. At the same time, Air Products continues to demonstrate its higher purpose by bringing people together to collaborate and innovate solutions to the world’s pressing energy and environmental challenges. Air Products continues to pursue sustainable, long-term growth opportunities that deliver value to our shareholders, customers, and employees - as well as to communities around the world. In line with this pursuit, the Company is executing on its two-pillar growth strategy: 1

Our priorities

Air Products continues to pursue sustainable, long-term growth opportunities that deliver value to our shareholders, customers, and employees – as well as to communities around the world. In line with this pursuit, the Company is executing on its two-pillar growth strategy:

1. Grow our core industrial gas business and related technology and equipment

2. Deliver clean hydrogen at scale to decarbonize industrial and transport sectors

Delivering on our **Growth Strategy**


Core Industrial Gases
Clean Hydrogen

Core Industrial Gas Business

Our focus remains on serving customers in dozens of industries who rely on our products, related equipment and applications expertise to improve product quality and throughput and reduce emissions. We remain committed to investing strategically to profitably grow our business and provide innovative solutions.

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Highlights

- Continues to achieve industry-leading profitability based on adjusted EBITDA margin by generating strong, steady cash flows to help fuel strategic capital expenditures and increases in dividend.
- Ongoing optimization for maximum efficiency, with growth exceeding GDP or industrial production levels.
- The on-site business pioneered by Air Products 80+ years ago accounts for approximately half of our revenue today – enhancing the stability of our business with contractual pass-through and take-or-pay provisions.
- We continue to focus on our core industrial gas business, which accounts for more than 50% of our total fiscal '23 to fiscal '25 Capex.

Clean Hydrogen Business

We see tremendous demand in clean hydrogen today, driven by strong need for decarbonization solutions. Clean hydrogen demand today far exceeds Air Products' capacity, and looking ahead, is expected to be a more than $600 billion market opportunity by 2030 and more than $1 trillion market opportunity by 2050.*

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Highlights

- Leverages 65+ years of experience in end-to-end hydrogen supply to deliver clean hydrogen at scale as a first mover.
- In June, we announced the signing of a 15-year agreement to supply 70,000 tons of green hydrogen annually to TotalEnergies, which will be used to help decarbonize TotalEnergies' Northern European refineries and avoid approximately 700,000 tons of CO_2 each year. Its take-or-pay structure will drive stability in our growing clean hydrogen business, and emphasizes the significant demand today for green hydrogen.
- In September, we announced the completion of the sale of the liquefied natural gas process technology and equipment business for $1.81 billion in cash.
- Throughout the year, we announced plans to build networks of permanent, commercial-scale, multi-modal hydrogen refueling stations for heavy-duty and long-range vehicles from Northern to Southern California; between Edmonton and Calgary, Alberta, Canada; and along the Trans-European Transport Network.
- Current energy transition projects include NEOM Green Hydrogen Project, Canada Net-Zeo Hydrogen Energy Project, Louisiana Clean Energy Complex; World Energy SAF put on hold awaiting permits and Texas Green Hydrogen JV is no longer being pursued.
- Consistent with our traditional hydrogen business, clean hydrogen offtake will follow the on-site business model, and we anticipate these projects will provide attractive returns. Our strategic first-mover actions are creating the opportunity for us to become the world's largest clean hydrogen supplier.

*Source: Deloitte 2023 Global Green Hydrogen Outlook

Disciplined Capital Allocation

We are committed to efficiently running and growing our core industrial gas business while pursuing strategic, high-growth, and high-return opportunities in clean hydrogen. We are pursuing this strategy prudently, **only approving new projects after securing anchor customers and loading at least 75% of the output of our existing clean hydrogen projects.**

Another top priority for us is to consistently return cash to our shareholders. Our sustained growth has enabled us to achieve a **9% annual growth rate in our dividend since 2014**, and **we plan to return ~$1.6 billion of cash to our shareholders via dividends this year.** We are proud of our record of increasing our quarterly dividends for 42 consecutive years.

We are committed to efficiently running and growing our core industrial gas business while pursuing strategic, high-growth, and high-return opportunities in clean hydrogen. We are pursuing this strategy prudently, only approving new projects after securing anchor customers and loading at least 75% of the output of our existing clean hydrogen projects. Another top priority for us is to consistently return cash to our shareholders. Our sustained growth has enabled us to achieve a 9% annual growth rate in our dividend since 2014, and we plan to return -$1.6 billion of cash to our shareholders via dividends this year. We are proud of our record of increasing our quarterly dividends for 42 consecutive years.

Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2024 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at httDs://investors.airproducts.com. Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements This website may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including, without limitation, information generated by Mantle Ridge LP or its affiliated parties (collectively, the “Dissident Group”). The Company has not assisted in the preparation of any third party information, including, without limitation, information generated by the Dissident Group. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed on this website. This website may contain links to articles and/or videos (collectively, “Media”). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media, unless specifically noted otherwise, do not necessarily represent the opinions of the Company.

Investor Resources Press Releases Air Products Files Definitive Proxy Statement and Issues Letter to Shareholders Shareholder Letters SEC Filings

Proxy Statement for 2025 Annual Meeting of Shareholders Investor Inquiries Media Inquiries Proxy Solicitors

Discover more Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2024 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airDroducts.com. Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements

AIR PRODUCTS Home Our Board Strategy Investor Resources What Others Are Saying HOW TO VOTE B What Others Are Saying *Permission to use quotations neither sought nor obtained Steve Byrne, CFA

*Permission to use quotations neither sought nor obtained

Steve Byrne, CFA

Analyst, Bank of America – November 8, 2024

We remain constructive on APD due to the strength of the base business, long-term earnings potential, and risk reduction initiatives.

We rate shares of APD as Buy due to 1. attractive valuation, 2. strong business model with stable volumes and sticky pricing, and 3. significant growth potential from clean energy projects.*

Michael Sison

Analyst, Wells Fargo – October 10, 2024

...if APD can generate the growth it has promised with its clean hydrogen strategy, growth tends to get rewarded over time, which should boost shareholder value. We believe APD has been very clear and consistent in its strategy...*

David Begleiter

Analyst, Deutsche Bank – October 9, 2024

...the issue longer-term is that a return to a traditional industrial gas model positions Air Products to once again compete directly with Linde (and Air Liquide)...Simply put, Air Products competing straight up versus Linde is not a strategy for long-term success, in our view.

If successful, we believe the Louisiana project could earn returns of 20%-plus, or nearly 2x the returns of a traditional industrial gas project.*

Michael Leithead, CFA

Analyst, Barclays – August 4, 2024

On the earnings call, Chairman & CEO Seifi Ghasemi announced the company ("with good governance in mind") is bringing in a potential CEO successor as President and member of the board [...] We think this development was positive on two fronts:

1. it helped contextualize the abrupt COO departure two weeks ago (Dr. Serhan was previously viewed as the leading potential successor candidate; we think investors believe someone of those above qualities would be an upgrade) +
2. coupled with other events this quarter (green hydrogen off-take; cash raise via non-core LNG biz sale), recent behavior is being viewed holistically as more shareholder-friendly / heeding to key investor concerns (succession, project risk, balance sheet).

Following the recent green hydrogen off-take announcement with TotalEnergies, CEO Ghasemi indicated a significant uptick in interest from other potential customers, strong demand for green hydrogen, and alluded to healthy returns on these projects. This is viewed by many as validation of APD's strategy, with many more high-return offtakes to come shortly.*

alluded to healthy returns on these projects. This is viewed by many as validation of APD’s strategy, with many more high-return offtakes to come shortly.’ David Begleiter Analyst, Deutsche Bank - August 4,2024 ...in response to investor concerns over who and at what price Air Products would sell its blue and green hydrogen to, management unveiled a more disciplined clean energy investment strategy.* Jeffrey J. Zekauskas Analyst, J.P. Morgan - August 2,2024 Air Products continues to expand its margins in the Americas and EMEA despite slower revenue growth stemming from muted demand. APD may outpace industry growth down the road given its initiatives in the renewable energy space.’ David Begleiter Analyst, Deutsche Bank - June 9, 2024 With the signing of a 15-year green hydrogen contract with Total Energies, Air Products has achieved a significant milestone in its energy transition strategy. We believe the signing of this large green hydrogen contract with a leading energy company is an important step in validating Air Products energy transition strategy...Air Products has addressed investors primary concern in relation to the company’s $15B hydrogen / energy transition backlog.’ Michael Sison Analyst, Wells Fargo - June 7, 2024 We view today’s announcement of a LT contract between APD and Total Energies as a positive step in securing major customers for the buildout of APD’s green hydrogen strategy.’ We think the Total contract signing re-values Air Products upward. Air Products’ NEOM project is meaningfully de-risked by the signing - though the plant still has to be constructed on time and on budget... it may be the case that Air Products trades at parity or even at a premium valuation to Linde overtime, should Air Products successfully contract its NEOM and Louisiana volumes.’

Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on Decembers, 2024 in connection with such solicitation of proxies from the Compan/s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airproducts.com. Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-Kfor the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements This website may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including, without limitation, information generated by Mantle Ridge LP or its affiliated parties (collectively, the “Dissident Group”). 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AIR RODUCTS Home Our Board Strategy Investor Resources What Others Are Saying HOW TO VOTE ,, Our Board of Directors unanimously recommends a vote “FOR” Air Products’ nine Director Nominees and proposals. Ways to vote Vote by Telephone If you are a registered holder, locate the control number included on your WHITE proxy card and dial the number indicated. Vote by Internet Locate the control number included on your WHITE proxy card or WHITE voting instruction form in order to access the website indicated. Vote by Mail Complete, sign, date and mail your WHITE proxy card or WHITE voting instruction form in the self¬addressed envelope provided. Vote by QR Code Scan the QR code displayed on your WHITE voting instruction form to directly access the voting page without entering your control number. If you received proxy materials via e-mail, the e-mail message transmitting the link to those materials contains instructions on how to vote your shares of Company stock and your control number. If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor. Innisfree M&A Incorporated Shareholders +1 (877) 750-0537 (toll-free from the U.S. and Canada) +1 (412)232-3651 (from other countries) Banks and Brokers +1 (212)750-5833

Discover more Strategy ( DISCOVER MORE Our Board ( DISCOVER MORE Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2024 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airproducts.com. Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. 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Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements This website may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including, without limitation, information generated by Mantle Ridge LP or its affiliated parties (collectively, the “Dissident Group”). The Company has not assisted in the preparation of any third party information, including, without limitation, information generated by the Dissident Group. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed on this website. This website may contain links to articles and/or videos (collectively, “Media”). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media, unless specifically noted otherwise, do not necessarily represent the opinions of the Company. AIR PRODUCTS GENERATING A CLEANER FUTURE Home Our Board Strategy Investor Resources What Others Are Saying How to Vote in Copyright © 1996-2024 Air Products and Chemicals, Inc. All Rights Reserved. Privacy Notice Your Privacy Rights

Home Our Board Strategy Investor Resources What Others Are Saying Privacy Notice Air Products Proxy Site Privacy Notice Effective Date: December 4, 2024 Air Products and Chemicals, Inc. respects and values your privacy. This privacy notice (“Privacy Notice”) is published by Air Products and Chemicals, Inc. and its various affiliated companies and subsidiaries (collectively, the “Company”, “Air Products”, “we”, “our”, “us”) and describes our policies and practices regarding the collection and use of personal information about you online on this website and related digital services (our “Sites”) and sets forth your privacy rights. We recognize that information privacy is an ongoing responsibility, and so we will from time to time update this Privacy Notice as we undertake new personal data practices or adopt new privacy policies. Information We Obtain From You When you interact with our Sites, we may obtain certain personal information from you. The types of personal information we obtain from you include, but are not limited to: Basic details, whether personal or business related, such as your first and last name, physical address, e-mail address, or telephone number; Business information such as your occupation, position and role in the company or organization that you represent, if applicable; Online identifiers such as IP address, device IDs, browser information, and other data elements that may be collected via cookies or similar technologies as further detailed below. Unless explained otherwise at the time, the provision of personal information on our Sites is optional and any disclosures are made voluntarily. We may also use the personal information we collected in an aggregate, non-personally identifiable way to help us analyze and answer questions like how much time visitors spend on each page of our Sites, how visitors navigate throughout the Sites and how we may tailor our Sites to better meet the needs of visitors. This information will be used to improve the Sites.

2. How We Use Your Personal Information We may use the personal information described above for the following purposes: • Provide services to you upon your request; • Respond to and communicate with you about your request; • Provide you with useful features on our Sites; • Operate, evaluate, and improve our business; • Protect our business and comply with legal requirements In addition, we may use the information we obtain through the Sites in other ways for which we provide specific notice at the time of collection. Air Products is a global company and in some countries we operate in, we need to identify the legal bases used to process your personal information. In general, your personal information is processed based on the following grounds: • To enter into or fulfil a contract with you (for example, when you procure a service from us); • To comply with our legal obligations (for example, in compliance with local tax or labor law); • When we have a legitimate interest in doing so, in order to pursue one or more of the purposes that we have set out above (for example, for fraud prevention, or protect the integrity of our information systems); and • When we have requested and received your consent for specific data uses that may be required under local law. Cookies and Other Tracking Technologies When you visit our Sites, we may collect certain information by automated means using technologies such as cookies, non-cookie-based tokens, web server logs, tracking pixels, and web beacons. Cookies are files that websites send to your computer or other Internet-connected device to identify your browser uniquely or to store information or settings in your browser. Your browser may tell you when you receive certain types of cookies and how to restrict or disable certain cookies. Please note, however, that without cookies, you may not be able to use all of the features of our Sites and may not be able to purchase products that use a “shopping cart”. You can order any product by telephone by calling Customer Service in your specific country. Non-cookie- based tokens are encoded URL-based identifiers that track e-mail click-thru activity or time-sensitive password reset keys and will work in scenarios where cookies are disabled, or a session has not been initiated. Our web servers may log information such as your operating system type, browser type, domain, and other system settings, as well as the language your system uses and the country and time zone where your device is located. The web server logs may also record information such as the address of the web page that referred you to our Sites and the IP address of the device you use to connect to the Internet. They may also log information about your interaction with the Sites, such as which pages you visit. We also use third-party web analytic services on our Sites, such as Google Analytics. The service providers that administer those services may use cookies and web beacons to help us analyze how users use the Sites. The information collected by the cookies and web beacons (including your IP address) is available to the service providers, which use the information to evaluate your use of the Sites. You can opt out of the sharing of your personal information collected via cookies with third parties by adjusting your cookie preferences on our websites or on your browser. We use information collected online through cookies, non-cookie-based tokens, web beacons, and other automated means for purposes such as customizing and enhancing our visitors’ visits to the Sites, facilitating use of the Sites, collecting statistics about your visits to the Sites, and understanding the manner in which our visitors browse the Sites in order to create a more relevant Web experience. We also use the information to help diagnose technical and service problems, administer the Sites, and identify visitors to the Sites. We use clickstream data to determine how much time visitors spend on web pages of the Sites, how visitors navigate through the Sites, and how we may tailor the Sites to meet the needs of our visitors. For more information about the cookies we use on our website, namely categories, purpose, duration and to whom they belong, see our Cookies Policy available at https://www.airprQducts.com/coQkie-notice. Social Media Our Sites may include certain social media tracking functions for third-party sites such as but not limited to Twitter, Linkedln, Facebook, YouTube and Instagram. These tracking functions may collect information about which webpages you visited on our Sites and the IP address of the device used to connect to the Internet. They may also use cookies to ensure that certain features are working properly. Social media tracking functions are hosted either by a third party or directly on the Sites. Your interactions with social media sites are governed by the privacy policies of the companies that provide them. If you use any of the social media functions on our Sites, we strongly suggest you review the privacy policies of the companies that provide those functions and features. For example: For those website visitors that are Linkedln members and who visit our Sites from Linkedln, our Sites may use tracking pixels — transparent graphic images placed on web pages — which, in combination with cookies, collect information contained within your Linkedln profile as well as your access of and interaction with the web pages that contain the pixels. “Do Not Track” Signals Your browser settings may allow you to transmit a “Do Not Track” signal to websites and online services you visit. Like many other websites and online services, we do not currently process or respond to “Do Not Track” signals from your browser or to other mechanisms that enable choice. Both we and others (such as our service providers) may collect personal information about our visitors’ online activities over time and across third-party websites. 3. How We Share Your Personal Information We do not sell or otherwise disclose personal information we collect about you on our Sites except as described in this Privacy Notice. We may share personal information with affiliates and service providers that perform services on our behalf and with whom we have appropriate agreements or terms in place. We do not authorize those service providers to use or disclose the information except as necessary to perform services on our behalf or comply with legal requirements. We may also share personal information we collect via our Sites within Air Products, which includes our affiliated companies and subsidiaries. In addition, we may disclose personal information about you (a) if we are required to do so by law or legal process (such as court order or subpoena), (b) to law enforcement authorities or other government officials, (c) when we believe disclosure is necessary or appropriate to prevent physical harm or financial loss, or (d) in connection with an investigation of suspected or actual fraudulent or illegal activity. We reserve the right to transfer personal information we have about you in the event we sell or transfer all or a portion of our business or assets (including in the event of a reorganization, dissolution, or liquidation). Should such a sale or transfer occur, we will make reasonable efforts to direct the transferee to use personal information you have provided to us in a manner consistent with this Privacy Notice.

4. International Transfers of Personal Information Air Products is a global company and it has affiliates, service providers and relationships with third parties all over the world. This means that we may transfer your personal information to countries that may not have the same level of data protection laws as your local country. In these cases, we take steps to ensure that your personal information receives an adequate level of protection as described in this Privacy Notice and in line with applicable legal requirements. If you are located in the European Economic Area (“EEA”), UK or Switzerland, we have put in place appropriate transfer mechanisms and safeguards to protect your personal information when transferred outside of these locations, in accordance with applicable legal requirements. You can find out what safeguards we rely upon for such transfers (e.g., Standard Contractual Clauses approved by the EU Commission) by contacting us as detailed below. 5. Your Privacy Rights Subject to applicable law and certain exemptions, you may have the right to access, rectify, delete, oppose or restrict the processing of your personal information, or request a copy of your information in a structured format. In order to exercise these rights so that updates, corrections and/or deletions can be made in accordance with applicable law, you can: • either correct or delete your profile on our website • or contact the Air Products Privacy Office at privacy@airproducts.com In many countries, you have a right to lodge a complaint with the appropriate data protection authority if you have concerns about how Air Products processes your personal information. 6. Storage and Retention of Personal Information Your personal information is stored by Air Products on its servers, and on the servers of certain cloud-based database and data storage management services with whom Air Products engages and has a contractual relationship with. Air Products keeps and maintains personal information for as long as necessary to fulfill the purposes mentioned above. Personal information is generally retained for the duration of our business relationships with customers or other stakeholders, and in compliance with other legal, tax and operational retention obligations. 7. How We Protect Your Personal Information We maintain administrative, technical, and physical safeguards designed to protect the personal information you provide against accidental, unlawful, or unauthorized destruction, loss, alteration, access, disclosure, or use. We endeavor to update these measures as new technology becomes available, as appropriate 8. Usage of Personal Information in Other Air Products Websites Through our Sites, you may be directed to other websites operated by Air Products and its affiliates (together, “Air Products Sites”). Individual Air Products Sites may have different privacy policies that describe their own use and collection practices. 9. Links to Third-party Websites Our Sites may provide links to other third-party websites that are not owned or operated by Air Products. These third-party websites may have their own privacy policies, which we strongly suggest you review, as we are not responsible for the operation, content or the privacy practices of those third-party websites. 10. Updates to Our Privacy Notice We may update our Privacy Notice periodically to reflect changes in our personal information practices or relevant laws. We will post the updated version and indicate at the top of the notice when it was most recently updated. 11. Privacy of Children Our Sites are not intended for children under 13 years of age. No one under age 13 may provide any personal information to or on our Sites. We do not knowingly collect personal information from children under 13. If you are under 13, do not use or provide any information on our Sites or on or through any of its features/register on our Sites, use any of the interactive or public comment features of our Sites, or provide any information about yourself to us, including your name, address, telephone number, email address, or any screen name or user name you may use. If we learn we have collected or received personal information from a child under 13 without verification of parental consent, we will delete that information. If you believe we might have any information from or about a child under 13, please contact us in accordance with Section 12 below. 12. How to Contact the Air Products Privacy Office If you have any questions or comments about this Privacy Notice or any issue relating to how we collect, use, or disclose personal information, or if you would like us to update any personal information we hold about you or your preferences, please contact us as indicated below. E-mail us at: Drivacy@airoroducts.com Write to us at: Air Products 1940 Air Products Boulevard Allentown, PA 18106-5500 Attention: Chief Information Security Officer

Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Compan/s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3,2024 in connection with such solicitation of proxies from the Compan/s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3,4, and 5, which are available on the Compan/s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airproducts.com. Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements This website may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including, without limitation, information generated by Mantle Ridge LP or its affiliated parties (collectively, the “Dissident Group”). The Company has not assisted in the preparation of any third party information, including, without limitation, information generated by the Dissident Group. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed on this website. This website may contain links to articles and/or videos (collectively, “Media”). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media, unless specifically noted otherwise, do not necessarily represent the opinions of the Company. Home Our Board Strategy Investor Resources What Others Are Saying How to Vote X in Copyright © 1996-2024 Air Products and Chemicals, Inc. All Rights Reserved. Privacy Notice Your Privacy Rights

Also on December 4, 2024, the Company posted the following material on its website, https://www.airproducts.com/:

Vote only “FOR” Air Products’ Director Nominees on the White Proxy Card today

NEWS CENTER Air Products Highlights Successful Track Record of Delivering Significant Shareholder Value Through Disciplined Execution of Two Pillar Growth Strategy Air Products announced that it has filed its definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission in connect ion with its upcoming 2025 Annual Meeting of Shareholders, which will be held at 8:30a.m. U.S. Eastern Time on January 23, 2025. Read More Vote only “FOR” Air Products’ Director Nominees on the White Proxy Card today! Your vote at Air Products’ upcoming 2025 Annual Meeting of Shareholders on January 23, 2025 is critical and more important than ever this year. Visit voteairproducts.com

2024 Annual Report Generating a Cleaner Future (Excerpt ed from Seifi Ghasemi’s 2024 Shareholder Letter): Ten years ago, we set a goal for Air Products to be the safest, most diverse and most profitable industrial gas company in the world by delivering excellent service to our customers, who rely on us every day. Thanks to the outstanding efforts of our talented, dedicated and committed employees, I am very proud to say that we are the safest and the most profitable industrial gas company globally, and we continue to achieve what we have set out to do. 2024 Annual Report